Oppenheimer Portfolio Series: ACTIVE ALLOCATION Fund

Supplement dated December 3, 2018 to the

Summary Prospectus

This supplement amends the summary prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the summary prospectus and retain it for future reference.

Effective February 1, 2019:

In connection with the proposed repositioning of the Fund, as approved by the Fund’s Board of Trustees on November 28, 2018, the Fund will implement certain changes described below.

Summary Prospectus

1.	All references to Caleb Wong are deleted.

2.	The first paragraph under the date on the front cover is deleted and replaced by the following:

Oppenheimer Portfolio Series Active Allocation Fund is a mutual fund that seeks total return. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc.

3.	The section “Principal Investment Strategies” is deleted and replaced by the following:

Principal Investment Strategies. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc. (“OFI”) (collectively, the “Underlying Funds”) in order to obtain exposure to various asset classes, investment strategies and types of securities.

The Fund generally categorizes each Underlying Fund as an equity, fixed-income, or alternative fund based on its investment profile. The Fund typically allocates its assets among Underlying Funds, and within a predetermined percentage range for its assets in equity funds, as determined by the investment adviser in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal market conditions, the Sub-Adviser selects Underlying Funds based on its determination that they could provide total return for the Fund.

The Fund generally invests between 70% and 85% of its assets in equity funds. Such funds invest in equity securities of domestic and foreign companies, including small, medium and large market capitalization companies, and growth and value stocks. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. Underlying Funds investing primarily in real estate securities, listed infrastructure securities and master limited partnerships (“MLPs”) will be deemed to be “equity funds” for purposes of the Fund’s allocation strategy.

The Fund generally invests the remainder of its assets in a flexible combination of fixed-income and alternative funds. Fixed-income funds generally invest in fixed income instruments such as investment-grade debt securities, below-investment-grade high yield securities (or “junk” bonds), government and government-sponsored securities, corporate bonds, securitized products and inflation-protected debt securities. Alternative funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is not required to invest its assets in any specified percentages of fixed-income or alternative funds. The Fund does not limit its investment in Underlying Funds that invest primarily in foreign securities.

The Fund’s investment in Underlying Funds is subject to any limitations imposed by the Investment Company Act of 1940 or any exemptive relief therefrom.

Under normal market conditions, the Fund allocates 15-25% of its assets based on a “tactical allocation” to the Underlying Funds and to other investments. The Fund’s tactical allocation strategy adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Fund may invest in money market securities or may invest additional assets in any of the Underlying Funds. The Fund may use derivatives to seek income or capital gain, hedge against the risks of other investments, hedge its cash position and manage the duration of the Fund’s portfolio. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund can use. The Fund’s asset allocation targets may vary in particular cases and may change over time.

The Fund may temporarily exceed its percentage range for its assets in equity funds for short periods and may alter the percentage range when it deems appropriate. The Sub-Adviser will monitor the markets and allocate assets among the Underlying Funds based on changing market or economic conditions and investment opportunities. The Sub-Adviser monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their asset allocation target ranges. In response to changing market or economic conditions, the Sub-Adviser may change any or all of the Underlying Funds managed by OFI, including using funds that may be created in the future, or change the Fund’s asset allocation target ranges at any time, in each case without prior approval from or notice to shareholders.

The Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation protected debt securities and short-term investment grade debt securities. This will also generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments, or to maintain liquidity.

4.	The section “Principal Risks – Risks of Investing in the Underlying Funds” is deleted and replaced by the following:

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time.

5.	The following is added immediately below the section “Principal Risks – Risks of Other Equity Securities”:

Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies' securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.

December 3, 2018	PS0550.012